                                                                   Exhibit 99.C2




                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated May 19, 2004 in the Registration Statement of Equity Opportunity Trust, Dividend Income Value Strategy Series 2004D.



                                    ERNST & YOUNG LLP

                                    /s/ Ernst & Young LLP
                                    ---------------------



New York, New York
May 19, 2004